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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan F. McIlroy, Vice President and Chief Financial Officer of Dayton Superior Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     The Annual Report on Form 10-K of the Company for the year ending December 31, 2002 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

     The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2003


                                      /s/ Alan F. McIlroy
                                      Alan F. McIlroy
                                      Vice President and Chief Financial Officer


A signed original of the written statement required by Section 906 has been provided to Dayton Superior Corporation and will be retained by Dayton Superior Corporation and furnished to the Securities and Exchange Commission or its staff upon request.